FOURTH AMENDMENT TO
                       THE CONNECTICUT NATURAL GAS CORPORATION
                             OFFICERS RETIREMENT PLAN AND
                      DEFERRED COMPENSATION PLAN TRUST AGREEMENT


               THIS AMENDMENT is made and entered into this 25th day of

          March, 1997, by and between CONNECTICUT NATURAL GAS CORPORATION,

          a Connecticut corporation with its principal office in Hartford,

          Connecticut (hereinafter referred to as the "Company") and FLEET

          NATIONAL BANK, a bank with trust powers having a principal place of business in Hartford, Connecticut (hereinafter referred to as the "Trustee"),

                                 W I T N E S S E T H:

               WHEREAS, by Agreement dated January 9, 1989 (the "Agree-

          ment"), the Company and The Connecticut Bank and Trust Company,

          N.A. entered into an Agreement entitled The Connecticut Natural

          Gas Corporation Officers Retirement Plan Trust Agreement; and

               WHEREAS, Fleet National Bank has succeeded to the trust

          business of The Connecticut Bank and Trust Company, N.A., and is

          currently serving as Trustee; and

               WHEREAS, the parties entered into a First Amendment to the

          Agreement dated August 5, 1993 which, among other things, renamed the Agreement; and

               WHEREAS, the parties entered into a Second Amendment to the

          Agreement dated February 17, 1995; and

               WHEREAS, the parties entered into a Third Amendment to the

          Agreement dated September 12, 1995; and





               WHEREAS, the parties reserved the right to amend the

          Agreement in Article X, Section 10.1 thereof, subject to the conditions set forth therein; and

               WHEREAS, the Company wishes to amend the Agreement in the

          particulars set forth below;

               NOW, THEREFORE, the Company and the Trustee agree as

          follows:

               1.   Section 13.1, relating to "Change of Control," as added

          by the Third Amendment, is amended by the addition of the words

          "or any related corporation" after the words "of the Company" set forth in the parenthetical phrase in subsection (iii)(2) thereof;

          and by the addition of the following two sentences at the end thereof:

               "As used in this Section 13.1, the term 'Company' shall mean CTG Resources, Inc. It is intended that following the Agreement and Plan of Exchange referenced in part 2 of this Amendment, 'Change of Control' shall be determined with reference to CTG Resources, Inc."

               2.   This amendment shall be effective following the

          effective date of the Agreement and Plan of Exchange, pursuant to which the outstanding shares of CNG common stock will be

          exchanged for shares of common stock of CTG Resources, Inc.

          Nevertheless, Connecticut Natural Gas Corporation shall continue to be the Company sponsoring and maintaining the Plan.

               3.   Except as hereinabove modified and amended, the

          Agreement, as amended, shall remain in full force and effect.











               IN WITNESS WHEREOF, the parties have caused this Fourth

          Amendment to be duly executed and the respective corporate seals to be hereunto affixed as of the date first above written.

          ATTEST:                       CONNECTICUT NATURAL GAS CORPORATION

          S/ R. L. Babcock                   S/ James P. Bolduc
          ____________________________  By_______________________________
                                          Its


          ATTEST:                       FLEET NATIONAL BANK

          S/ James A. Weir, AVP                   S/ William B. Parent
          ____________________________  By______________________________
                                          Its  Vice President



          STATE OF CONNECTICUT     )
                                   )  ss.   April 30, 1997
          COUNTY OF HARTFORD       )

               Personally appeared  James P. Bolduc,
                                   -----------------------------------
          Executive V.P.       of Connecticut Natural Gas Corporation,
          ---------------------
          signer of the foregoing instrument, and acknowledged the same to
          be his free act and deed as such Executive V.P.         , and the
                                           -----------------------
          free act and deed of said corporation, before me.

                                        S/ R. L. Babcock
                                        ________________________________

                                        Commissioner of the Superior Court




















          STATE OF CONNECTICUT     )
                                   )  ss.  May 29, 1997
          COUNTY OF HARTFORD       )

               Personally appeared William B. Parent                  ,
                                  ------------------------------------
          Vice President              of Fleet National Bank, signer of the
          ---------------------------
          foregoing instrument, and acknowledged the same to be his free
          act and deed as such Vice President        , and the free act and
                               ----------------------
          deed of said corporation, before me.

                                        S/ Frances A. Maslona
                                        ________________________________

                                        Commissioner of the Superior Court
                                        Notary Public
                                        My Commission Expires:

                                              Frances A. Maslona
                                                 Notary Public
                                        My Commission Expires Apr. 30, 1999





























